EXHIBIT 10.36

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                  AGREEMENT OF PURCHASE AND SALE

          SUN INTERNATIONAL NORTH AMERICA, INC., SELLER

                               AND

                     SHOWBOAT LAND LLC, BUYER







                  Dated: As of January 29, 1998




                        Lot 140, Block 13
                Tax Map of City of Atlantic City
                   Atlantic County, New Jersey

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                        AGREEMENT OF SALE

      This  Agreement of Sale ("Agreement") is made  and  entered into  as  of  January 29, 1998 by and between  Sun  International

North  America,  Inc.,  formerly known as Resorts  International,

Inc., a Delaware corporation ("Seller"), and Showboat Land LLC, a

Nevada limited liability company ("Buyer").

                           BACKGROUND

      A.    Seller  owns  certain real property  located  on  the

Boardwalk  in  the  City of Atlantic City,  County  of  Atlantic,

currently designated as Block 13, Lot 140 on the current Atlantic

City  Tax  Map  and  more  particularly described  on  Exhibit  A attached hereto and made a part hereof, together with the  right,

title  and interest of Seller, if any, in and to the streets  and in  and  to  the land lying in the bed of any streets,  roads  or avenues,  open  or  proposed, public or  private,  in  front  of,

adjoining  or  abutting said real property  to  the  center  line thereof, the air space and development rights pertaining to  said real property and the right to use such air space and development rights,  all  rights  of  way, privileges, liberties,  tenements,

hereditaments  and  appurtenances  belonging,  or  in   any   way

appertaining thereto, all easements now or hereafter  benefitting said  real property and all royalties and rights appertaining  to the  use  and  enjoyment  of said real property,  including,  but without  limiting the generality of the foregoing, all  riparian,

alley, vault, drainage, mineral, water, oil, coal, gas and  other

similar   rights   (all  of  the  foregoing   being   hereinafter

collectively referred to as the "Property").

      B.    Seller currently leases the Property to Atlantic City

Showboat, Inc. ("Tenant"), a New Jersey corporation, pursuant  to that  certain  Lease Agreement dated October  26,  1983,  by  and between Resorts, as landlord, and Tenant, as lessee.  Thereafter,

the  said  lease was amended by the parties thereto by the  First

Amendment  to Lease Agreement dated January 15, 1985, the  Second

Amendment  to  Lease  Agreement dated July  5,  1985,  the  Third

Amendment to Lease Agreement dated October 28, 1985, the Restated

Third  Amendment to Lease Agreement dated August  28,  1986,  the

Fourth  Amendment  to  Lease   Agreement   dated   December   16,

1986,    the   Fifth    Amendment   dated   March  2,  1987,  the

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Sixth  Amendment  to Lease Agreement dated March  13,  1987,  the

Seventh  Amendment to Lease Agreement dated October 18, 1988  and the  Eighth  Amendment  to Lease Agreement  dated  May  18,  1993

(collectively, the "Lease").

      C.    Seller desires to sell to Buyer and Buyer desires  to

purchase  the Property from Seller, and Seller desires to  assign the  Lease and Buyer desires to assume the Lease on the terms and conditions set forth in this Agreement.

                            ARTICLE I
                          DEFINED TERMS

      1.1   DEFINITIONS.   In addition to the  abbreviations  and

definitions  set  forth  above  and  in  the  preamble  to   this

Agreement,  the  following defined terms used in  this  Agreement shall have the meanings specified below:

            "ADDITIONAL EXCEPTIONS" is defined in SECTION  3.1 of

this Agreement.

            "CLOSING"  means consummation of the purchase  of the

Property  by Buyer from Seller in accordance with the  terms  and conditions of Article II of this Agreement.

            "CLOSING  DATE"  means the date  specified in SECTION

2.3 of this Agreement on which the Closing will be held.

            "ENVIRONMENTAL LAWS" means any and all federal, state

or  local  laws,  regulations, ordinances,  orders,  permits  and judgments  and common law, including the law of strict  liability

and   the  law  of  conducting  abnormally  dangerous  activities relating  to  the  protection of health and/or  the  environment,

including,  without  limitation,  provisions  pertaining  to   or

regulating   air  pollution,  water  pollution,  noise   control,

wetlands,  water courses, natural resources, wildlife,  Hazardous

Substances, or any other activities or conditions which impact or relate to the environment or nature.

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            "HAZARDOUS  SUBSTANCES"  shall  mean  any   flammable

substance,  explosive, radioactive material, hazardous  material,

hazardous  waste,  toxic substance, gasoline, petroleum  product,

pollutant, contaminant or any other substance which is  regulated under  any  Environmental Law, including,  but  not  limited  to,

asbestos,   PCBs   and  any  "hazardous  substance",   "hazardous

material",  hazardous waste", "industrial waste" or similar  term as  defined  in  any  and all Environmental  Laws  such  as,  for example,  Section  101  (14)  of the Comprehensive  Environmental

Response  Compensation and Liability Act, 42 U.S.C. Section  9601

(14)  ("CERCLA"),  as  amended by the  Superfund  Amendments  and

Reauthorization Act of 1986 ("SARA"); Section 307 and 311 of  the

Clean  Water Act, 33 U.S.C. Sections 137 and 1321; the  Hazardous

Materials  Transportation  Act, as amended,  49  U.S.C.  Sections

1801-1812;   Section  1004  (5);  of  the  Resource  Conservation

Recovery  Act,  42  U.S.C.  Section  6903  (5);  the  New  Jersey

Industrial  Sight  Recovery  Act,  N.J.S.A.  13:1K-6,   et   seq.

("ISRA");  the  New Jersey Water Pollution Control Act,  N.J.S.A.

58:10A-3,  et  seq.;  the  New  Jersey  Underground  Storage   of

Hazardous  Substances Act, N.J.S.A. 58:10A-21, et seq.;  the  New

Jersey  Spill Compensation and Control Act, N.J.S.A. 58:10-23.11,

et  seq.  (the  "Spill  Act"); and in the rules  and  regulations adopted  in  connection  with any and all of  the  aforementioned

Statutes and all other Environmental Laws.

            "NJDEP" means New Jersey Department of  Environmental

Protection.

            "PERMITTED EXCEPTIONS" is defined in SECTION  3.1  of

this Agreement.

            "PURCHASE PRICE" means the total consideration to  be

paid by Buyer to Seller for the purchase of the Property pursuant to SECTION 2.2 of this Agreement.

            "TITLE  COMPANY"  means   Commonwealth   Land   Title

Insurance  Company,  Lawyers Title  Insurance Corporation and/ or

such other title insurance company or companies selected by Buyer and licensed by the State of New Jersey.

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            "TITLE POLICY" means the ALTA owners policy of  title

insurance  issued  by  the Title Company to Buyer  which  insures title  to  the  Property  as provided  in  SECTION  3.1  of  this

Agreement.

      1.2   OTHER  DEFINED TERMS.  Certain  other  defined  terms

shall have  the respective meanings assigned to them elsewhere in this Agreement.

                           ARTICLE II
                        PURCHASE AND SALE

      2.1   PROPERTY.  On the terms and conditions stated in this

Agreement, Seller hereby agrees to sell and convey to Buyer,  and

Buyer  hereby  agrees to purchase and acquire  from  Seller,  the

Property.

      2.2   PURCHASE PRICE.  The  Purchase  Price  to  be paid by

Buyer   to    Seller   shall   be   One   Hundred   Ten   Million

($110,000,000.00) Dollars allocated as follows:

          $57,000,000.00 - land

          $53,000,000.00 - excess rent attributable to leased fee
                           estate

The  Purchase  Price shall be payable to, or at the direction  of

Seller through, the Title Company at the Closing by wire transfer of  immediately  available  funds to  an  account  designated  by

Seller.

      2.3   CLOSING. The Closing of the purchase and sale of  the

Property  shall take place at 10:00 a.m. on January 29, 1998,  at the  offices of Latham & Watkins, 885 Third Avenue, New York, New

York  10022-4802  or such other place as may be  mutually  agreed upon by Buyer and Seller.

      2.4   ADJUSTMENTS AT CLOSING. There shall be no adjustments

between Buyer and Seller at Closing.

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      2.5   COSTS OF CLOSING.  Each  party  is  responsible   for

paying  the  legal fees of its counsel in negotiating, preparing,

and closing the transaction contemplated by this Agreement. Buyer shall  be  responsible for the cost of recording  the  deed,  the

Title  Policy  (as  hereinafter defined) and  for  all  fees  and expenses  of  the Title Company.  Buyer shall be responsible  for the  payment  of the realty transfer fee in connection  with  the

transfer  of  title  to  the  Property.   Each  party  shall   be

responsible  for  paying  any  other  fees,  costs  and  expenses identified herein as being the responsibility of such party.

            Notwithstanding  the  foregoing,  in  the   event   a

determination is made that an additional realty transfer  fee  is due  in  connection with the conveyance of the Property to Buyer,

each  party  shall be responsible for the payment of one-half  of such  additional  realty transfer fee and  any  penalties  and/or interest related thereto within ten (10) days of the date of such determination.  The parties agree to share equally  any  and  all costs  and  expenses, including legal fees  with  regard  to  any action  or  proceeding commenced related to the  realty  transfer fee.  The provisions of this sentence shall survive Closing.

      2.6   ASSIGNMENT  OF LEASE AND RENTS.  At  closing,  Seller

shall  assign and set over to Buyer all of Seller's right,  title and interest in the Lease and rents thereunder, free and clear of all  liens  and  encumbrances, except  Permitted  Exceptions  and

Additional Exceptions, and Buyer shall assume the Lease.

                           ARTICLE III
                       CONDITION OF TITLE

      3.1   CONDITION OF TITLE.  Title to the Property  shall  be

good  and marketable and insurable at standard rates by the Title

Company,  and  shall be free and clear of all liens, encumbrances and  rights of others, except for (a) those matters set forth  on

EXHIBIT  3.1  attached  hereto  and  made  a  part  hereof   (the

"Permitted  Exceptions'').  At Closing,  title  to  the  Property shall  be  conveyed to Buyer, in fee simple, by bargain and  sale deed  with a covenant as to grantor's acts (the "Deed")  and  (b)

such other matters as the Title Company

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shall  be  willing, at Buyer's request, to omit as exceptions  to coverage  or  to except, without special premium, with  insurance against  collection  out of or enforcement against  the  Property

(the "Additional Exceptions").

                           ARTICLE IV
                CONDITIONS PRECEDENT; DELIVERIES

      4.1   CONDITIONS PRECEDENT.

      A.    The  obligation of Buyer to complete the  Closing  is

subject  to  the fulfillment (or waiver in writing by  Buyer)  of each of the following conditions at or prior to the Closing:

            (a)  All  representations  and warranties   made   by

Seller  hereunder  are true, complete and correct in all material respects  on  the date  hereof,  and  shall be true, complete and accurate  in all material  respects as of the Closing Date (as if then made).

            (b)  All   covenants,   agreements   and  obligations

required by the terms of this Agreement to be performed by Seller on or before the Closing Date shall have been fully performed  in all material respects.

            (c)  Seller  shall have furnished  or  caused  to  be

furnished  to Buyer all of the items required to be furnished  by

Seller under SECTION 4.2 of this Agreement.

            (d)  Approval  of  the  transactions  contemplated by

this Agreement by the New Jersey Casino Control Commission.

      B.    The  obligation of Seller to complete the Closing  is

subject  to  the fulfillment (or waiver in writing by Seller)  of each of the following conditions at or prior to Closing:

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            (a)  All representations and warranties made by Buyer

hereunder are true, complete and correct on the date hereof,  and shall  be true, complete and correct in all material respects  as of the Closing Date (as if then made).

            (b)  All   covenants,   agreements   and  obligations

required by the  terms of this Agreement to be performed by Buyer on  or before the Closing Date shall have been fully performed in all material respects.

            (c)  Buyer  shall  have furnished  or  caused  to  be

furnished to Seller all of the items required to be furnished  by

Buyer under SECTION 4.3 of this Agreement.

      4.2   SELLER'S  DELIVERIES.  At the Closing,  Seller  shall

deliver  or  cause to be delivered to Buyer, the following  items duly executed, witnessed and/or attested, sealed and acknowledged where so indicated by all necessary parties:

            (a)  The  Deed,  duly  executed in recordable form by

Seller.

            (b)  The  Assignment  and  Assumption of Lease in the

form attached hereto as EXHIBIT 4.2(b).

            (c)  Affidavit  of  title attached hereto as  EXHIBIT

4.2(c).

            (d)  Resolution of the Board of Directors  of  Seller

authorizing the sale of the Property to Buyer in accordance  with the terms of this Agreement.

            (e)  Discharge of Mortgage recorded in Mortgage  Book

4445, page 209 ET SEQ. and Assignment recorded in Deed Book 5136,

page 45.

            (f)  The  Estoppel  Certificate  in the form attached

hereto as EXHIBIT 4.2(h).

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      4.3   BUYER'S  DELIVERIES.   At the  Closing,  Buyer  shall

deliver  or cause to be delivered to Seller or the Title Company,

the following items:

            (a)  The  payment  required  by  SECTION 2.2 of  this

Agreement.

            (b)  The  Assignment  and  Assumption of Lease in the

form attached hereto as EXHIBIT 4.2(b)..

            (c)  The  Estoppel Certificate of Tenant in the  form

attached hereto as EXHIBIT 4.3(c).

            (d)  Resolution of the Buyer authorizing the purchase

of the Property in accordance with the terms of this Agreement.

                            ARTICLE V
            REPRESENTATIONS AND WARRANTIES OF SELLER

      5.1   REPRESENTATIONS   AND   WARRANTIES.   The   following

representations and warranties of Seller are true,  complete  and correct in all material respects on the date hereof and shall  be true,  complete  and  correct in all  material  respects  on  the

Closing Date (as if then made):

            (a)  Seller  has  the  full legal  right,  power  and

authority to enter into, execute, deliver and perform all of  its obligations under this Agreement.  All requisite action necessary to authorize Seller to enter into this Agreement and to carry out its  obligation hereunder have been, or on the Closing Date  will have  been, taken.  The execution and delivery of this  Agreement by Seller constitutes the valid and legally binding obligation of

Seller  to perform this Agreement, enforceable against Seller  in accordance with its terms.
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            (b)  Seller  has  not  received any written notice of

any pending or threatened condemnation action with respect to all or any portion of the  Property, and  to  the  best  of  Seller's knowledge,  there  are no existing condemnation  or  other  legal proceedings affecting the Property by any governmental  authority having  jurisdiction over or affecting all or  any  part  of  the

Property.

            (c)  No permission, consent or approval by any  third

party  or,  to  the best of Seller's knowledge, any  governmental authority  is  required to be obtained by  Seller  in  order  for

Seller  to  consummate  the  transactions  contemplated  by  this

Agreement.

            (d)  There  are  no  actions,  suits  or  proceedings

pending or, to the best of Seller's knowledge or the knowledge of its affiliates, threatened affecting the Property or any  portion thereof.

            (e)  Seller  and  each  of its  affiliates  have  not

received written notice that the Property is in violation of  any

Environmental  Laws.  Seller and each of its affiliates  have  no knowledge  of the release of Hazardous Substance on or  from  the

Property  or to the Property from any adjacent property,  or  any potential or known liability which has resulted in or may  result in  a  lien  on  the  Property or which is or  may  result  in  a violation  of  any Environmental Laws.  Seller and  each  of  its affiliates  have not received written notice of a  threatened  or pending  Regulatory  Action (hereinafter  defined)  and  has  not

received  any  written  notification  that  it  is  or   may   be

potentially responsible or liable for clean-up, testing or  other remedial  activities  at any site including, without  limitation,

the  Property.  "Regulatory Action" is defined as any  violation,

complaint,  citation, request for information, order,  directive,

compliance  schedule,  notice of claim, consent  decree,  action,

litigation  or  proceeding  brought  by  or  instituted  by   any

governmental   authority  under  or  in   connection   with   any

Environmental Law.

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            (f)  To  the  best  of Seller's knowledge and belief,

the  Lease  is in full force  and effect and no default or event,

which with notice, the passage of time or both would constitute a default,  has  occurred thereunder.  Tenant under  the  Lease  is current  in the payment of rent and all other amounts  due  under the Lease.

            (g)  The  representations and  warranties  of  Seller

contained herein shall not survive the Closing.

                           ARTICLE VI
             REPRESENTATIONS AND WARRANTIES OF BUYER

      The  following representations and warranties of Buyer  are true,  complete and correct in all material respects on the  date hereof  and  shall be true, complete and correct in all  material respects on the Closing Date (as if then made):

      (a)   Buyer  has  the full legal right, power and authority

to  enter  into,  execute,  deliver  and  perform  all   of   its

obligations under this Agreement. All requisite action  necessary to authorize Buyer to enter into this Agreement and to carry  out

Buyer's  obligations hereunder has been, or on the  Closing  Date will  have  been,  taken.  The execution  and  delivery  of  this

Agreement  by  Buyer  constitutes the valid and  legally  binding obligation  of  Buyer to perform this Agreement,  enforceable  in accordance with its terms.

      (b)   Buyer  and  each  of  Buyer's  affiliates   have  not

received  any  written  notice  of  any  pending   or  threatened

condemnation  action  with  respect  to all or any portion of the

Property,  and  to  the  best  of Buyer's knowledge, there are no existing condemnation or other legal  proceedings  affecting  the

Property  by  any governmental authority having jurisdiction over or affecting  all or any part of the Property.

      (c)   No permission, consent or approval by any third party

or,   to  the  best  of  Buyer' s  knowledge,   any  governmental

authority   is    required    to   be   obtained   by   Buyer  in

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order  for  Buyer to consummate the transactions contemplated  by this  Agreement, except the consent or approval of the New Jersey

Casino Control Commission which may be required to be obtained by

Buyer and/or Tenant.

      (d)   There  are  no  actions, suits or proceedings pending

or, to the best of Buyer's  knowledge or  the  knowledge  of  its affiliates,  threatened  affecting the Property  or  any  portion thereof.

      (e)   Buyer  and each of its affiliates have  not  received

written  notice  that  the  Property  is  in  violation  of   any

Environmental  Laws.  Buyer and each of its  affiliates  have  no knowledge  of the release of Hazardous Substance on or  from  the

Property  or to the Property from any adjacent property,  or  any potential or known liability which has resulted in or may  result in  a  lien  on  the  Property or which is or  may  result  in  a violation  of  any Environmental Laws.  Buyer  and  each  of  its affiliates  have not received written notice of a  threatened  or pending  Regulatory Action and has not received any  notification that  it  is  or  may be potentially responsible  or  liable  for clean-up,  testing  or  other remedial  activities  at  any  site including, without limitation, the Property.

      (f)   To  the  best  of  Tenant's knowledge and belief, the

Lease is  in full force and effect and no default or event, which with  notice,  the  passage  of  time  or both would constitute a default, has occurred thereunder.

      (g)   The representations and warranties of Buyer contained

herein shall not survive the Closing.

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                           ARTICLE VII
                      BROKERAGE COMMISSIONS

      Seller and Buyer each warrant to the other that neither has incurred any obligation for a real estate or brokerage commission with  respect  to  this transaction, and each  hereby  agrees  to defend,  indemnify,  and hold harmless the other  for  any  loss,

cost, or expense which may result from a breach of this warranty.

                          ARTICLE VIII
                          CONDEMNATION

      If, prior to the Closing, there shall occur a threatened or actual  taking or condemnation of all or any substantial  portion of  the Property, then, in such event, Buyer shall have the right to terminate this Agreement by written notice delivered to Seller within ten (10) days after Buyer has received written notice from

Seller  of  such an event ("Seller's Condemnation  Notice").   If

Buyer  elects  to  terminate  this  Agreement  pursuant  to   the

preceding  sentence, the parties shall have no further rights  or obligations  under this Agreement, one to the other with  respect to  the  subject matter of this Agreement.  If this Agreement  is not  terminated  by  Buyer, it shall remain  in  full  force  and effect, and Seller, upon the Closing, at Buyer's election,  shall either (i) pay to Buyer any award collected by Seller as a result of  said  taking, deducting from same the reasonable expenses  of

Seller, including attorneys' fees, incurred in the collection  of same,  or  (ii)  assign, transfer and set over to  Buyer  all  of

Seller's  right, title and interest in and to any  awards  to  be made on account of said taking, as the case may be.

                           ARTICLE IX
                          MISCELLANEOUS

      9.1     NOTICES.    All   notices,   demands,    approvals,

consents,   requests    and    other    communications   required

or   permitted    hereunder    shall    be    in   writing,   and

shall  be deemed to be  properly  delivered  (i)   on  receipt if

delivered   by    hand,   (ii)   the   next   business    day  if

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delivered overnight delivery by a nationally recognized overnight courier  service  provided  it is delivered,  and  (iii)  whether actually  received  or refused three (3) days after  having  been deposited  in  a regularly maintained receptacle for  the  United

States  mail, registered or certified, return receipt  requested,

postage prepaid, addressed as follows:

      If to Seller:  Sun International North America, Inc.
                     1133 Boardwalk
                     Atlantic City, NJ 08401
                     Attn: Charles D. Adamo, Esq.

          With a copy to:     William C. Murtha, Esq.
                              Senior Corporate Counsel
                              Sun International North America,
                              Inc.
                              1133 Boardwalk
                              Atlantic City, NJ 08401

               and to:        James P. Gerkis, Esq.
                              Whitman, Breed, Abbott & Morgan LLP
                              200 Park Avenue
                              New York, NY 10166

      If to Buyer:   R. Craig Bird, Executive Vice President
                     Finance and Administration
                     Showboat Incorporated
                     6601 Ventnor Avenue
                     Ventnor, NJ 08406

          With a copy to:     John Brewer, Esq.
                              Kummer, Kaempfer, Bonner & Renshaw
                              Seventh Floor
                              3800 Howard Hughes Parkway
                              Las Vegas, Nevada 89109

               and to:        Arthur E. Sklar, Esq.
                              Levine, Staller, Sklar, Chan,
                              Brodsky & Donnelly, P.A.
                              3030 Atlantic Avenue
                              Atlantic City, NJ 08401

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      Any  of the addresses for notice may be changed by delivery of written notice in connection herewith.

      9.2   ENTIRE  AGREEMENT  AND  AMENDMENTS.   This  Agreement

embodies the entire agreement between the parties with respect to

the   Property   and   supersedes  all   prior   agreements   and

understandings,  if  any, relating to the Property,  and  may  be amended or supplemented only by an instrument in writing executed by the party against whom enforcement is sought.

      9.3   PARTIES BOUND.  This Agreement shall be binding  upon

and  inure  to  the  benefit  of  Seller  and  Buyer,  and  their respective legal representatives, successors and assigns.

      9.4   TIME  IS OF THE ESSENCE.  It is expressly  agreed  by

Seller and Buyer that time is of the essence with respect to this

Agreement.

      9.5   ATTORNEY'S  FEES.  If either party  hereto  shall  be

required to employ an attorney to enforce or defend the rights of such  party  hereunder, the prevailing party will be entitled  to recover its reasonable attorneys fees, costs and disbursements.

      9.6   MULTIPLE  COUNTERPARTS; FACSIMILE  SIGNATURES.   This

Agreement  may  be  executed  and  delivered  in  any  number  of counterparts,  all of which taken together shall  constitute  one and  the  same  agreement and either of the  parties  hereto  may execute  this  Agreement  by  signing  and  delivering  any  such

counterpart.   Signatures  delivered  by  telecopier  or  similar

device  shall be deemed the equivalent of an original  signature.

At  the request of a party, the other party shall deliver to  the requesting party a signature page bearing the original  signature of such party.

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      9.7   SEVERABILITY.   If any provision  of  this  Agreement

shall,  for any reason, be held violative of any applicable  law,

and  so much of this Agreement is held to be unenforceable,  then the  invalidity of such specific provision shall not be  held  to invalidate  any  other  provision of this Agreement  which  shall remain in full force and effect.

      9.8   ASSIGNMENT.  This Agreement may not  be  assigned  by

Buyer, in whole or in part, without the prior written consent  of

Seller.

      9.9   GOVERNING  LAW.   The terms and  conditions  of  this

Agreement shall be governed by the internal laws of the State  of

New Jersey.

      9.10  COUNTERPARTS;FACSIMILE SIGNATURES. This Agreement may

be  executed  in counterparts and when executed by  each  of  the parties  hereto shall constitute a binding, single agreement  and execution  of this document and any Exhibits hereto by  facsimile signature  shall  be acceptable and deemed the same  as  original signatures.  The  party delivering the facsimile signature  shall promptly deliver a live signature page to the other party.

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

      EXECUTED by Buyer this 27TH day of January, 1998

                         Showboat Land LLC
                         By:   Showboat Operating Company,
                               a member



                         By:   /s/ R. Craig Bird
                               R. Craig Bird
                               Executive Vice-President and
                               Chief Financial Officer

      Acknowledged and Agreed to:

                         Atlantic City Showboat, Inc.



                         By:   /s/ Herbert R. Wolfe
                               Herbert R. Wolfe
                                President

     EXECUTED by Seller this 27TH day of January, 1998


                         Sun International North America, Inc.



                         By:   /s/ John Allison
                               John Allison
                               Executive Vice President-Finance &
                               Chief Financial Officer

                        INDEX OF EXHIBITS


          A.        Legal Description

          3.1       Permitted Exceptions

          4.2(b)    Assignment and Assumption of Lease

          4.2(c)    Affidavit of Title

          4.2(h)    Estoppel Certificate of Seller

          4.3(c)    Estoppel Certificate of Tenant

                            EXHIBIT A
                        LEGAL DESCRIPTION

                           SCHEDULE A

SITUATE  in  the City of  Atlantic City, County of  Atlantic  and
State of New Jersey, bounded and described as follows:

BEGINNING at a point in the Southerly line of Pacific Avenue (60.00 feet wide), South 62 degrees 32 minutes 00 seconds West,
266.00 feet from the Westerly line of New Jersey Avenue (50.00 feet wide), said point being in the division line between Lots 140 and 144.10 in Block 13 as shown on the current tax map for the City of Atlantic City, and extending from said beginning point; thence

(1) South 27 degrees 28 minutes 00 seconds East, in and along said division line, and continuing in and along the division line between Lots 140 and continuing in and along the division line between Lots 140 and 144.02 and 144.01, respectively, parallel with New Jersey Avenue 1432.20 feet to the Inland or Interior Line of Public Park (The Boardwalk); thence

(2) Southwestwardly in and along same in the arc of a circle curving to the right, having a radius of 1102.57 feet, the arc length of 8.94 feet to a point of tangent; thence

(3) South 59 degrees, 24 minutes, 40 seconds West in and along same, 308.53 feet to the Easterly line of Lot 128.03 thence

(4) North 27 degrees 28 minutes 00 seconds West in and along same, and continuing in and along the Easterly line of Lots
128.03 and 129.06 respectively, parallel with New Jersey Avenue, 1369.53 feet to a point in the Southerly line of Lot 130; thence

(5) North 62 degrees 32 minutes 00 seconds East in and along same, and continuing in and along the Southerly line of Lot
129.02,  parallel with  Pacific Avenue, 25.00 feet  to  a  point;
thence

(6) North 27 degrees 28 minutes 00 seconds West, in and along the Easterly line of Lot 129.02, parallel with New Jersey Avenue
80.00 feet to the Southerly line of Pacific Avenue; thence

(7) North 62 degrees 32 minutes 00 seconds East in and along the Southerly line of Pacific Avenue, 292.00 feet to the POINT
AND PLACE OF BEGINNING.

BEING  KNOWN AS Lot  140 in Block 13 as shown on the current  Tax
Map for the City of Atlantic City.

TOGETHER WITH the following non-exclusive easements:

                                           Continued on next page

                      SCHEDULE A CONTINUED

1. A non-exclusive easement for the construction, repair, maintenance and use of the Common Facilities (as such are defined in the Ground Lease, a short form recorded in Deed Book 3878, page 1 and the Agreement as to Assumption of Obligations with respect to properties recorded in Deed Book 4795, page 243 and Deed Book 4863, page 5).

2. A non-exclusive easement over, upon and across the Pedestrian Passageway, together with the 17-Foot Egressway (Parcel A), the Service Road (Parcel B) and the Service Road Extension (Parcel C) (as such are defined in the Ground Lease, a short form recorded in Deed Book 3878, page 1 and the Agreement as to Assumption of Obligations with respect to properties recorded in Deed Book 4795, page 243 and Deed Book 4863, page
5), as shown on a survey made by Arthur W. Ponzio Co. and Associates, Inc., dated November 17, 1997, and being more particularly described as Parcels A, B and C, respectively.

SUBJECT to a portion of the fifty-foot wide service easement lying within the Showboat Leased Land and more particularly described as Parcel D attached hereto.

PARCEL A

DESCRIPTION  OF  THE  SEVENTEEN-FOOT  WIDE  EGRESSWAY  AT   GRADE
BETWEEN THE SERVICE ROAD AND  THE BOARDWALK OVER LOTS 128.07  AND
128.08 IN BLOCK 13 ON THE OFFICIAL TAX MAP OF ATLANTIC CITY.

ALL that certain lot, tract or parcel of land and premises situate, lying and being in the City of Atlantic City, County of Atlantic and State of New Jersey, bounded and described as follows:

BEGINNING at a point distant 535.00 feet East of the Easterly line of Virginia Avenue (80 feet wide) and 868.00 feet South of the Southerly line of Pacific Avenue (60 feet wide), when measured at right angles to said avenues respectively, and extending from said beginning point the following courses and distances:

(1)   South  27 degrees 28 minutes 00 seconds East parallel  with
Virginia Avenue, a distance of 582.45 feet to the Inland or Interior Line of Public Park; thence

(2) South 59 degrees 24 minutes 40 seconds West in and along the Inland or Interior Line of Public Park, a distance or 17.03 feet;
thence

                                           Continued on next page

                      SCHEDULE A CONTINUED

(3)   North 27 degrees 28  minutes 00 seconds West parallel  with
Virginia Avenue, a distance of 583.38 feet; thence

(4)   North  62 degrees 32 minutes 00 seconds East parallel  with
Pacific  Avenue, a distance of 17.00 feet to the POINT AND  PLACE
OF BEGINNING.

PARCEL B

DESCRIPTION  OF  THE  FIFTY-FOOT  WIDE  SERVICE  ROAD  OVER  LOTS
129.02,  129.06  AND A  PORTION OF LOTS 128.03, 130  AND  140  IN
BLOCK 13 ON THE OFFICIAL TAX MAP OF ATLANTIC CITY.

ALL that certain lot, tract or parcel of land and premises situate, lying and being in the City of Atlantic City, County of Atlantic and State of New Jersey, bounded and described as follows:

BEGINNING at a point in the Southerly side of Pacific Avenue (60 feet wide), said point being distant 577.00 feet East of the Easterly line of Virginia Avenue (80 feet wide) and extending from said beginning point the following courses and distances:

(1)   South  27 degrees 28 minutes 00 seconds East parallel  with
Virginia Avenue, a distance of 86.00 feet; thence

(2)   South 07 degrees 48 minutes 46 seconds East, a distance  of
74.33 feet; thence

(3)   South  27 degrees 28 minutes 00 seconds East parallel  with
Virginia  Avenue, a distance of 712.00 feet, to a  point  distant
868.00 feet South of the Southerly line of Pacific Avenue when measured at right angles thereto; thence

(4)   South 62 degrees 32 minutes 00  seconds West parallel  with
Pacific Avenue, a distance of 50.00 feet; thence

(5)   North 27 degrees 28 minutes 00  seconds West parallel  with
Virginia Avenue, a distance of 720.66 feet; thence

(6)   North 07 degrees 48 minutes 46 seconds West, a distance  of
74.33 feet; thence

(7)   North 27 degrees 28  minutes 00 seconds West parallel  with
Virginia Avenue, a distance of 77.34 feet to the Southerly line of Pacific Avenue; thence

                                           Continued on next page

                      SCHEDULE A CONTINUED

(8) North 62 degrees 32 minutes 00 seconds East in and along the Southerly line of Pacific Avenue, a distance of 50.00 feet to the POINT AND PLACE OF BEGINNING.

PARCEL C

DESCRIPTION  OF  THE SEVENTEEN-FOOT  WIDE FIRE LANE  BETWEEN  THE
SERVICE  ROAD AND THE BOARDWALK  OVER A PORTION OF LOT 128.03  IN
BLOCK 13 ON THE OFFICIAL TAX MAP OF ATLANTIC CITY.

ALL that certain lot, tract or parcel of land and premises situate, lying and being in the City of Atlantic City, County of Atlantic and State of New Jersey, bounded and described as follows:

BEGINNING at a point distant 552.00 feet East of the Easterly line of Virginia Avenue (80 feet wide) and 868.00 feet South of the Southerly line of Pacific Avenue (60 feet wide), when measured at right angels to said avenues respectively, and extending from said beginning point the following courses and distances:

(1)   South 27 degrees  28 minutes 00 seconds East parallel  with
Virginia Avenue, a distance of 581.53 feet to the Inland or Interior Line of Public Park; thence

(2) South 59 degrees 24 minutes 40 seconds West in and along the Inland or Interior Line of Public Park, a distance of 17.03 feet; thence

(3)   North 27  degrees 28 minutes 00 seconds West parallel  with
Virginia Avenue, a distance of 582.45 feet; thence

(4)   North 62  degrees 32 minutes 00 seconds East parallel  with
Pacific Avenue, a  distance of 17.00 feet to the POINT AND  PLACE
OF BEGINNING.

PARCEL D

DESCRIPTION FOR  THE EASEMENT FOR THAT PORTION OF THE  FIFTY-FOOT
WIDE SERVICE ROAD  LYING WITXIN THE SHOWBOAT LANDS OVER A PORTION
OF LOT 140, BLOCK 13 ON THE OFFICIAL TAX MAP OF ATLANTIC CITY.

ALL that certain lot, tract or parcel of land and premises situate, lying and being in the City of Atlantic City, County of Atlantic and State of New Jersey, bounded and described as

                                              Continued next page

                      SCHEDULE A CONTINUED

follows:

BEGINNING at a point distant 577.00 feet East of the Easterly line of Virginia Avenue (80 feet wide) and 80.00 feet South of the Southerly line of Pacific Avenue (60 feet wide), and extending from said beginning point the following courses and distances:

(1)   South  27 degrees 28 minutes 00 seconds East parallel  with
Virginia Avenue, a distance of 6.00 feet; thence

(2)   South 07 degrees 48 minutes 46 seconds East, a distance  of
74.33 feet; thence

(3)   North 27 degrees 28  minutes 00 seconds West parallel  with
Virginia Avenue, a distance of 76.00 feet; thence

(4)   North 62  degrees 32 minutes 00 seconds East parallel  with
Pacific  Avenue, a distance of 25.00 feet to the POINT AND  PLACE
OF BEGINNING.

NOTE:   All  references herein to Lot and Block designations  are
to be used for informational purposes only and are not to be interpreted as being part of the description.

BEING KNOWN AS Lot in Block as shownon the tax map of the CITY of ATLANTIC CITY.

                           EXHIBIT 3.1
                      PERMITTED EXCEPTIONS


1.    LANDLORDS WAIVER:  between Resorts International  Inc.  and
      Maryland  National Leasing Corporation dated September  18,
      1986 recorded December 30, 1986 in Deed Book 4372 page 282.

2.    AGREEMENT  AS TO ASSUMPTION OF OBLIGATIONS WITH RESPECT  TO
      PROPERTIES: between Atlantic City Showboat Inc., a New Jersey Corporation, Trump Taj Mahal Associates Limited Partnership, a New Jersey Limited Partnership, Trump Taj Mahal Realty Corp., a New Jersey Corporation, and Resorts International Inc., a Delaware Corporation dated September 21, 1988 and recorded November 17, 1988 in Deed Book 4795 page 243 and as amended by First Amendment recorded in Deed Book 4966 page 181.

3.    AGREEMENT  AS TO ASSUMPTION OF OBLIGATIONS WITH RESPECT  TO
      PROPERTIES: Between Atlantic City Showboat, Inc., a New Jersey Corporation, Trump Taj Mahal Associates Limited Partnership, a New Jersey Limited Partnership, Trump Taj Mahal Realty Corp., a New Jersey Corporation, and Resorts International Inc. a Delaware Corporation dated September 21, 1988 recorded March 14, 1989 in Deed book 4863 page 5.

4.    Restrictions,   covenants,   agreements,   and    easements
      contained  in Deed Book 2436 page 110; Misc. Book  12  page
      242; and Misc. Book 12 page 377.

5. Restrictions, covenants, agreements and easements, contained in Deed Book 3978 page 219, Certification in Deed Book 4524 page 192 as modified in Deed Book 4646 page 166 and in Deed Book 3846 page 199 as amended by Correction and Confirmatory Deed in Deed Book 4636 page 218, and Deed Book 4016 page 70.

6.    Rights  granted  to the Atlantic City Electric  Company  in
      Deed Book 1991 page 100.

7. Rights of the Federal Government to take, without compensation, any land now or formerly flowed by tidal waters for the purpose of commerce and navigation and its authority to regulate and control navigation and in that connection to establish and change bulkhead and pierhead lines.

8.    Easement  for Service Road over a portion of premises  (Lot
      140 Block 13) described as Parcel D on Exhibit A.

9. Estate and interest under the terms and provisions of lease by Resorts International Inc. a Delaware Corporation to Ocean Showboat Inc. a New Jersey Corporation Short Form Lease dated October 26, 1983 recorded January 18, 1984 in Deed Book 3878 page 1.

10.   Taxes, charges and assessments.

11. Liability for additional assessment for tax in connection with new construction pursuant to N.J.S.A. 54:4-63.1 ET
      SEQ.

12.   Water charges, if any, affecting the premises in question.

13. Rights or claims of parties in possession not shown by the public records, limited, however, to the Lease.

14. Encroachments, overlaps, boundary line disputes, or other matters which would be disclosed by an accurate survey and inspection of the Property.

15. Any liens, or right to a lien, for services, labor, or material heretofore or hereafter furnished, imposed by law and not shown by the public record, except such liens attributable to Seller.

16. Terms and conditions contained in Riparian Grants from the State of New Jersey to Benjamin Brown, recorded March 28, 1882 in Deed Book 88, page 80 and to James B. Reilly, recorded August 11, 1899 in Deed Book 233, page 417 provided, however, the Title Company insures that the grantees in the Riparian Grants were the upland owners at the time said Grants were given.

DECLARATION   OF  COMMENCEMENT  DATE  OF   LEASE:    by   Resorts
International  Inc.  a  Delaware Corporation and  Ocean  Showboat
Inc.  a  New Jersey  Corporation dated December 15, 1983 recorded
May 1, 1984 in Deed Book 3911 page 63.

ASSIGNMENT  AND ASSUMPTION OF  LEASE:  by Ocean Showboat  Inc.  a
New  Jersey  Corporation to  Atlantic City Showboat, Inc.  a  New
Jersey Corporation dated  December 3, 1984 recorded December  24,
1984 in Deed Book 4004 page 310.

FIRST AMENDMENT TO LEASE:  between  Resorts International Inc.  a
Delaware  Corporation  and Atlantic  City  Showboat  Inc.  a  New
Jersey  Corporation dated January 15, 1985  recorded  August  16,
1985 in Deed Book 4107 page 141.

SECOND AMENDMENT TO LEASE: between  Resorts International Inc.  a
Delaware  Corporation  and Atlantic  City  Showboat  Inc.  a  New
Jersey Corporation dated July 5, 1985 recorded November 25, 1985 in Deed Book 4158, page 221.

THIRD AMENDMENT TO LEASE:  between  Resorts International Inc.  a
Delaware  Corporation  and Atlantic  City  Showboat  Inc.  a  New
Jersey Corporation dated October 28,  1985 recorded November  25,
1985 in Deed Book 4158, page 227.

RESTATED   THIRD   AMENDMENT    TO   LEASE:    between    Resorts
International  Inc.  a Delaware  Corporation  and  Atlantic  City
Showboat, Inc. a New Jersey  Corporation dated October  28,  1985 recorded February 20, 1987 in  Deed Book 4406 page 17.

FOURTH AMENDMENT TO LEASE:  between  Resorts International Inc. a
Delaware  Corporation  and  Atlantic City  Showboat  Inc.  a  New
Jersey Corporation dated  December 16, 1986 recorded February 20,
1987 in Deed Book 4406, page 37.

FIFTH AMENDMENT TO LEASE:  between  Resorts International Inc.  a
Delaware  Corporation  and Atlantic  City  Showboat  Inc.  a  New
Jersey Corporation dated March 2, 1987  recorded March 23,1987 in
Deed Book 4421 page 10.

SIXTH AMENDMENT TO LEASE:  between  Resorts International Inc.  a
Delaware  Corporation  and Atlantic  City Showboat,  Inc.  a  New
Jersey Corporation dated March 13,  1987 recorded March 23,  1987 in Deed Book 4421 page 17.

SEVENTH AMENDMENT TO LEASE:  between  Resorts International  Inc.
a  Delaware Corporation and Atlantic  City Showboat, Inc.  a  New
Jersey  Corporation  date October 18, 1988 recorded December  19,
1988 in Deed Book 4814 page 231.

EIGHTH AMENDMENT TO LEASE: between Resorts International Inc., a Delaware Corporation and Atlantic City Showboat, Inc. a New
Jersey  Corporation dated May 18, 1993  recorded May 18, 1993  in
Deed Book 5500,  page 284.

                         EXHIBIT 4.2(B)
               ASSIGNMENT AND ASSUMPTION OF LEASE

                                             Prepared by:

                                             /S/ ARTHUR E. SKLAR
                                                 Arthur E. Sklar


               ASSIGNMENT AND ASSUMPTION OF LEASE

THIS ASSIGNMENT AND ASSUMPTION OF LEASE ("Assignment") is made this 27th day of January, 1998 by and between SUN INTERNATIONAL NORTH AMERICA, INC., 1133 Boardwalk, Atlantic City, New Jersey 08401 ("Assignor"), SHOWBOAT LAND LLC, 3720 Howard Hughes Parkway, Suite 200, Las Vegas, Nevada 89109 ("Assignee") and ATLANTIC CITY SHOWBOAT, INC. ("Lessee").

                           BACKGROUND

     A. Assignor conveyed to Assignee that certain real property located on The Boardwalk in the City of Atlantic City, being designated as Lot 140 in Block 13 on the current Atlantic City Tax Map and more particularly described on Exhibit A attached hereto and made a part hereof (the "Property"), subject to that certain Lease Agreement dated October 26, 1983, by and between Resorts International, Inc., as landlord, and Atlantic City Showboat, Inc., as lessee. Thereafter, the said lease was amended by the parties thereto by the First Amendment to Lease
Agreement dated January 15, 1985, the Second Amendment  to  Lease
Agreement dated July 5, 1985, the Third Amendment to Lease Agreement dated October 28, 1985, the Restated Third Amendment to Lease Agreement dated August 28, 1986, the Fourth Amendment to
Lease Agreement dated December 16, 1986, the Fifth Amendment to Lease Agreement dated March 2, 1987, the Sixth Amendment to Lease Agreement dated March 13, 1987, the Seventh Amendment to Lease Agreement dated October 18, 1988 and the Eighth Amendment to Lease Agreement dated May 18, 1993 (collectively, the "Lease").

     B. In connection with said conveyance, Assignor desires to assign to Assignee all of Assignor's right, title and interest in, to and under the lease, and Assignee desires to assume the obligations of Assignor thereunder.

     NOW, THEREFORE, in consideration of the mutual agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee hereby agree as follows:

     1. ASSIGNMENT OF LEASE. Assignor hereby grants, sells, assigns, transfers and sets over to Assignee, all of Assignor's right, title and interest in and to the Lease.

     2. ASSIGNMENT OF RENTS AND SECURITY DEPOSIT. Assignor hereby unconditionally grants, sells, assigns, transfers and sets over to Assignee all rents, royalties, issues, revenues, income and profits due and payable from and after the date hereof under the terms of the Lease. Assignee acknowledges that no security deposit exists under the Lease and agrees that no security is assigned hereunder.

     3. ASSUMPTION OF LEASES. In consideration of the foregoing assignments, Assignee hereby accepts said assignment and assumes and agrees to keep and perform, any and all of Assignor's obligations under the Lease to be performed or paid on and after the date hereof and agrees to be bound by the terms, covenants and conditions of the Lease. Assignee agrees to indemnify and hold Assignor harmless from and against any loss, damage, liability, cost and expense suffered or incurred by Assignor, including, without limitation, reasonable attorneys' fees and expenses, by reason of the failure of Assignee to perform, keep or pay any of its obligations under the Lease or any claims related to the Property arising or accruing after the date hereof.

     4. ASSIGNOR'S REPRESENTATIONS. Assignor represents and warrants to Assignee that the Lease is assigned to Assignor, free and clear of all liens, encumbrances and rights of others. and any rights thereunder have not been assigned by Assignor. This Assignment is otherwise made without representation or warranty of any kind by Assignor.

     5.   RELEASE.

          (a) ASSIGNEE'S RELEASE. Assignee hereby releases Assignor, its directors, officers, agents, representatives, control persons and affiliates (including, without limitation, Sun International Hotels Limited) and the directors, officers, agents and representatives of such control persons and affiliates (each, a "Released Person") from all actions, causes of action, suits, proceedings, debts, sums of money, liens, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, liabilities, obligations, executions, claims and demands whatsoever, in law, admiralty or equity or otherwise, which against any of the Released Persons, Assignee, its directors, officers, agents, representatives, members, control persons and affiliates of Assignee, and the directors, officers, agents and representatives of such members, control persons and affiliates, ever had, now have or hereafter can, shall or may, have for, upon, or by reason of any matter, cause or thing whatsoever pursuant to the Lease from the beginning of the world to the end of time.

          (b) ATLANTIC CITY SHOWBOAT, INC.'S RELEASE. Atlantic City Showboat, Inc. hereby releases Assignor, its directors, officers, agents, representatives, control persons and affiliates (including, without limitation, Sun International Hotels Limited) and the directors, officers, agents and representatives of such control persons and affiliates (each, a "Released Person") from all actions, causes of action, suits, proceedings, debts, sums of money, liens, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, liabilities, obligations, executions, claims and demands whatsoever, in law, admiralty or equity or otherwise, which against any of the Released Persons, Atlantic City Showboat, Inc., its directors, officers, agents, representatives, members, control persons and affiliates of Atlantic City Showboat, Inc., and the directors, officers, agents and representatives of such members, control persons and affiliates, ever had, now have or hereafter can, shall or may, have for, upon, or by reason of any matter, cause or thing whatsoever pursuant to the Lease from the beginning of the world to the end of time.

          (c) ASSIGNOR'S RELEASE. Assignor hereby releases Assignee and Atlantic City Showboat, Inc., its directors, officers, agents, representatives, control persons and affiliates (including, without limitation, Showboat, Inc. and Atlantic City Showboat, Inc.) and the directors, officers, agents and representatives of such control persons and affiliates (each, a "Released Person") from all actions, causes of action, suits, proceedings, debts, sums of money, liens, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, liabilities, obligations, executions, claims and demands whatsoever, in law, admiralty or equity or otherwise, which against any of the Released Persons, Assignor, its directors, officers, agents, representatives, members, control persons and affiliates of Assignor, and the directors, officers, agents and representatives of such members, control persons and affiliates, ever had, now have or hereafter can, shall or may, have for, upon, or by reason of any matter, cause or thing whatsoever pursuant to the Lease from the beginning of the world to the end of time; PROVIDED, HOWEVER, this release shall not apply to any claims or causes of action asserted against Assignor by persons or entities unaffiliated with Assignor arising out of the use and/or occupancy of the Property by the Lessee under the Lease.

     Nothing contained in this Paragraph 5 is intended to release or modify the obligations of Trump Taj Mahal Realty Corp. and Trump Taj Mahal Associates Limited Partner (together, "Trump") under that certain agreement as to Assumption of Obligations with Respect to Property between Atlantic City Showboat, Inc. and Trump dated September 21, 1988, as amended.

     6. MISCELLANEOUS. This Assignment shall run with the land and be binding upon the parties hereto and each of their respective successors and assigns. This Assignment shall be governed by the laws of the State of New Jersey.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed the day and year first written above.

WITNESS/ATTEST:          ASSIGNOR:

                         SUN INTERNATIONAL NORTH AMERICA, INC.


/S/                      By:  /s/ John Allison
                              John Allison, Executive Vice
                              President-Finance & CFO

STATE OF FLORIDA    :
                    :  ss
COUNTY OF Broward   :

     BE IT REMEMBERED, that on this 27th day of January, 1998, before me, the subscriber, a Notary Public of Florida (State), personally appeared John Allison, Executive Vice-President-Finance
& CFO of Sun International North America, Inc., who, I am satisfied, is the person who signed, sealed and delivered the same as such
officer  aforesaid,  and  that  the  within  instrument  is   the
voluntary act and deed of such corporation.

                                /S/ LINDA WEISKOPF



WITNESS/ATTEST:                ASSIGNEE:
                               SHOWBOAT LAND LLC
                               By: Showboat Operating Company,
                                   a member


/s/ Catherine Hudson           By: /s/ R. Craig Bird
                               R. Craig Bird
                                  Executive Vice-President
                                  Chief Financial Officer


STATE OF NEW JERSEY :
                    : ss
COUNTY OF ATLANTIC  :

      BE IT REMEMBERED, that on this 27th day of January, 1998, before me, the subscriber, a Notary Public of New Jersey (State), personally appeared R. Craig Bird, Executive Vice President and Chief Financial Officer of Showboat Operating Company, a member of Showboat Land LLC, who, I am satisfied, is the person who signed, sealed and delivered the same as such officer aforesaid, and that the within instrument is the voluntary act and deed of such limited liability company.


                                     /s/ Kimberly A. Park


                                      KIMBERLY A. PARK
                               A Notary Public of New Jersey
                           My Commission Expires March 16, 1998

                                LESSEE:
                                ATLANTIC CITY SHOWBOAT, INC.


                                By: /s/ Herbert R. Wolfe
                                    Herbert R. Wolfe, President
                                    and CEO

STATE OF NEW JERSEY :
                    : ss
COUNTY OF ATLANTIC  :

      BE IT REMEMBERED,  that on this 27  day of  January,  1998, before me, the subscriber, a Notary Public of New Jersey (State), personally appeared Herbert R. Wolfe, President and CEO of Atlantic City Showboat, Inc., who, I am satisfied, is the person who signed, sealed and delivered the same as such officer aforesaid, and that the within instrument is the voluntary act and deed of such limited liability company.


                                     /s/ Denise L. Perrone


                                      DENISE L. PERRONE
                                NOTARY PUBLIC OF NEW JERSEY
                           My Commission Expires Sept. 19, 1999

                         EXHIBIT 4 2(C)
                       AFFIDAVIT OF TITLE

                       AFFIDAVIT OF TITLE


STATE OF FLORIDA    :
                    : ss
COUNTY OF BROWARD   :

      The undersigned says under oath:

      1. AUTHORIZATION. I am the Executive Vice President-Finance & Chief Financial Officer of Sun International North America, Inc., a corporation of the State of Delaware (the "Corporation") and am delivering the affidavit on behalf of the Corporation. I am fully familiar with the business of the corporation. I am at least 18 years old.

      2. REPRESENTATIONS. The statements contained in this affidavit are true to the best of my knowledge, information and belief.

      3. CORPORATE AUTHORITY. The corporation is the only owner of property known as Block 13, Lot 140 on the Tax map of the City of Atlantic City, and more particularly described in Stewart Title Guaranty Company Title Commitment No. 91118875 (the "Title Commitment"), hereinafter called "this property."

      This action, and the making of this affidavit of title, have been duly authorized by a proper resolution of the Board of Directors of the Corporation. The Corporation is legally authorized to transact business in New Jersey. It has paid all state franchise taxes presently due. Its charter, franchise and corporate powers have never been suspended or revoked. It is not restrained from doing business nor has any legal action been taken for that purpose.

      4.    APPROVAL BY SHAREHOLDERS.  ( check one only)

            [X]  Shareholder approval is not required.
            [ ] This is sale of all or substantially all of the assets of the Corporation. The sale is not made in the regular course of the business of the Corporation. A copy of the authorization and approval of the shareholders is attached.

      5. OWNERSHIP AND POSSESSION. The Corporation has owned this property since the dates recited in the Title Commitment. Since then no one has questioned its right of ownership. The property is in possession of Atlantic City Showboat, Inc. in accordance with the lease agreement recited in the Title Commitment.

      6.    LIENS  OR  ENCUMBRANCES.  It   has  not  allowed  any
interests (legal rights) to be created which affects its ownership or use of this property except for those recited in the Title Commitment. The Corporation does not have any pending lawsuits or judgments against it or other legal obligations which may be enforced against this property. It does not owe any disability, unemployment, corporate franchise, social security, municipal or alcoholic beverage tax payments. No one has any security interest in any personal property or fixtures on this property except those recited in the Title Commitment.

      7. EXCEPTIONS AND ADDITIONS. The following is a complete list of exceptions and additions to the above statements.

      a.    Matters contained in the Title Commitment.

      b.    Rights,  restrictions,   conditions,  agreements  and
easements that appear of record.

      c. Lawsuits arising in the course of operating the business of the Corporation.

      8. RELIANCE. The Corporation makes this affidavit in order to induce Stewart Title Guaranty Company, Commonwealth Land Title Insurance Company and Lawyers Title Insurance Corporation (the "Title Companies") to issue a title policy to Buyer. The Corporation is aware that the Title Companies will rely on the statements made in this affidavit and on its truthfulness.


                                 /s/ John Allison
                                 John Allison, Executive Vice
                                 President-Finance & Chief
                                 Financial Officer

Signed and sworn to before
me on January 26, 1998


/s/ Linda Weiskoff              LINDA WEISKOFF
Notary Public                   NOTARY PUBLIC-STATE OF FLORIDA
                                MY COMMISSION EXPIRES 6/20/98
                                COMMISSION NUMBER CC385040

                         EXHIBIT 4.2(H)
            ESTOPPEL CERTIFICATE OF LANDLORD (SELLER)

                         EXHIBIT 4.2(H)

                 LANDLORD ESTOPPEL CERTIFICATE


     This LANDLORD ESTOPPEL CERTIFICATE (this "Certificate") is made as of this 27TH day of JANUARY, 1998 by SUN INTERNATIONAL NORTH AMERICA, INC., a Delaware corporation having an address at 1133 Boardwalk, Atlantic City, New Jersey 08401 ("Landlord"), to ATLANTIC CITY SHOWBOAT, INC., a New Jersey corporation having an address at 801 Boardwalk, Atlantic City, New Jersey 08401 ("Tenant") and SHOWBOAT LAND LLC. ("Purchaser").

                      W I T N E S S E T H

     WHEREAS, Landlord (formerly known as Resorts International Inc.) and Tenant entered into that certain Lease Agreement dated October 26, 1983, as amended by the First Amendment to Lease
Agreement dated January 15, 1985, the Second Amendment  to  Lease
Agreement dated July 5, 1985, the Third Amendment to Lease Agreement dated October 28, 1985, the Restated Third Amendment to Lease Agreement dated August 28, 1986, the Fourth Amendment to
Lease Agreement dated December 16, 1986, the Fifth Amendment to Lease Agreement dated March 2, 1987, the Sixth Amendment to Lease Agreement dated March 13, 1987, the Seventh Amendment to Lease Agreement dated October 18, 1988, and the Eighth Amendment to Lease Agreement dated May 18, 1993, for real property designated as Lot 140 in Block 13, Atlantic City, New Jersey (the "Property"), (the Lease Agreement and all amendments thereto, collectively, the "Lease");

     WHEREAS, Landlord has offered to sell the Property to Tenant in accordance with the Lease; and

     WHEREAS, Tenant has accepted Landlord's offer; and

     WHEREAS, Tenant has requested that Landlord sell the Property to Purchaser, in lieu of selling the Property to Tenant and, in connection therewith, that Landlord assign its rights under the Lease to Purchaser, provided Purchaser assumes the obligations under the Lease pursuant to the terms and conditions of the Assignment and Assumption of Lease Agreement; and

     WHEREAS, Landlord, as an accommodation to Tenant, has agreed to sell the Property to Purchaser pursuant to the terms and conditions of the Agreement of Purchase and Sale; and

     WHEREAS, the Purchase Agreement (hereinafter defined), as a condition of such sale, requires, among other things, this Certificate be delivered by Landlord.

     NOW, THEREFORE, in consideration of the premises, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Landlord certifies to Purchaser and Tenant as follows:

     a. The Lease is in full force and effect and has not been modified, supplemented or amended in any way except to the extent set forth in the first recital hereof.

     b. The Lease represents the only lease, agreement or understanding between the Landlord and Tenant affecting the Property or the use thereof, except for that certain Agreement as to Assumption of Obligations With Respect to Properties between Tenant and Trump Taj Mahal Realty Corp. and Trump Taj Mahal Associates
          Limited Partnership dated September 21, 1988, as amended (the "Assumption Agreement").

     c. All monetary obligations of Tenant to Landlord have been fully satisfied. To the knowledge of the undersigned, all other conditions under the Lease to be performed by Tenant have been fully satisfied, and as of the date hereof, there are no existing defenses or offsets which Landlord has against the enforcement of the Lease by Tenant.

     d. To the knowledge of the undersigned, (i) Tenant is not in default under the Lease, and (ii) no event has occurred, nor does any condition exist, which with notice or the passage of time would constitute such a default. Landlord is not in default under the Lease and no event has occurred which, after lapse of time and/or notice thereof to any person, would constitute a default thereunder.

     e. Landlord has no claim, action or lien against Tenant for any maintenance costs or payments with respect to the Common Areas.

     f. There are no allowances presently due or to become due, from Tenant to Landlord, on account of its improvements or otherwise.

     g. No Rent (as defined in the Lease) has been prepaid by more than 30 days beyond the date hereof with respect to the Lease.

     h. Landlord has not assigned, hypothecated or pledged its interest in the Lease or Rent payable under the Lease, other than the pledge thereof by Landlord to The Bank of New York, as Trustee, which pledge will be released concurrently with the sale of the Property.

     i. Landlord has not received any written notice of any pending or threatened condemnation action with respect to all or any portion of the Property, and to the best of Landlord's knowledge, there are no existing condemnation or other legal proceedings affecting the Property by any governmental authority having jurisdiction over or affecting all or any part of the Property.

     j. No permission, consent or approval by any third party or, to the best of Landlord's knowledge, any governmental authority is required to be obtained by in order for Seller to consummate the transactions contemplated hereby, except the consent or approval of the New Jersey Casino Control Commission which may be required to be obtained by Tenant and/or Purchaser.

     k. Landlord has not received written notice that the Property is in violation of any Environmental Laws (as defined in the Purchase Agreement). Landlord has not received written notice of a threatened or pending Regulatory Action (as defined in the Purchase Agreement) and has not received any notification that it is or may be potentially responsible or liable for clean-up, testing or other remedial activities at any site including, without limitation, the Property.

     l. To the best of Landlord's knowledge, there are no actions, suits or proceedings pending or threatened affecting the Property or any portion thereof.

     m. Landlord hereby acknowledges that Tenant and Purchaser may rely on the matters herein set forth, and hereafter, Landlord may be estopped from denying the veracity or accuracy of the matters herein set forth.

     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first set forth above.

                              SUN  INTERNATIONAL  NORTH  AMERICA,
INC.


                              By:  /S/ JOHN ALLISON
                                   John Allison
                                   Executive Vice-President-Finance &
                                   Chief Financial Officer

STATE OF FLORIDA    :
                    : SS
COUNTY OF BROWARD   :


     BE IT REMEMBERED, that on this 27th day of January , 1998, before me, the subscriber, a Notary Public of Florida (State), personally appeared John Allison, Executive Vice-President-Finance
& Chief Financial Officer of Sun International North America, Inc., who, I am satisfied, is the person who signed, sealed and delivered the same as such officer aforesaid, and that the within instrument is the voluntary act and deed of such corporation.


                               /S/ LINDA WEISKOPF

                          EXHIBIT 4.3(C)

                  TENANT ESTOPPEL CERTIFICATE


     This TENANT ESTOPPEL CERTIFICATE (this "Certificate") is made as of this 27TH day of JANUARY , 1998 by ATLANTIC CITY SHOWBOAT, INC., a New Jersey corporation having an address at 801 Boardwalk, Atlantic City, New Jersey 08401 ("Tenant") to SUN INTERNATIONAL NORTH AMERICA, INC., a Delaware corporation having an address at 1133 Boardwalk, Atlantic City, New Jersey 08401 ("Landlord").

                      W I T N E S S E T H

     WHEREAS, Landlord (formerly known as Resorts International Inc.) and Tenant entered into that certain Lease Agreement dated October 26, 1983, as amended by the First Amendment to Lease
Agreement dated January 15, 1985, the Second Amendment  to  Lease
Agreement dated July 5, 1985, the Third Amendment to Lease Agreement dated October 28, 1985, the Restated Third Amendment to Lease Agreement dated August 28, 1986, the Fourth Amendment to
Lease Agreement dated December 16, 1986, the Fifth Amendment to Lease Agreement dated March 2, 1987, the Sixth Amendment to Lease Agreement dated March 13, 1987, the Seventh Amendment to Lease Agreement dated October 18, 1988, and the Eighth Amendment to Lease Agreement dated May 18, 1993, for real property designated as Lot 140 in Block 13, Atlantic City, New Jersey (the "Property"), (the Lease Agreement and all amendments thereto, collectively, the "Lease");

     WHEREAS, Landlord has offered to sell the Property to Tenant in accordance with the Lease; and

     WHEREAS, Tenant has accepted Landlord's offer; and

     WHEREAS, Tenant has requested that Landlord sell the Property to Purchaser, in lieu of selling the Property to Tenant and, in connection therewith, that Landlord assign its rights under the Lease to Purchaser, provided Purchaser assumes the obligations under the Lease pursuant to the terms and conditions of the Assignment and Assumption of Lease Agreement; and

     WHEREAS, Landlord, as an accommodation to Tenant, has agreed to sell the Property to Purchaser pursuant to the terms and conditions of the Agreement of Purchase and Sale; and

     WHEREAS, Landlord, as a condition of such sale, requires, among other things, this certificate be delivered by Tenant.

     NOW, THEREFORE, in consideration of the premises, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Tenant certifies to Purchaser and Landlord as follows:

     a. The Lease is in full force and effect and has not been modified, supplemented or amended in any way except to the extent set forth in the first recital hereof.

     b. The Lease represents the only lease, agreement or understanding between the Landlord and Tenant affecting the Property or the use thereof, except for that certain Agreement as to Assumption of Obligations With Respect to Properties between Tenant and Trump Taj Mahal Realty Corp. and Trump Taj Mahal Associates
          Limited Partnership dated September 21, 1988, as amended (the "Assumption Agreement").

     c. All conditions under the Lease to be performed by Landlord have been fully satisfied, and as of the date hereof, there are no existing defenses or offsets which Tenant has against the enforcement of the Lease by Landlord.

     d. To the knowledge of the undersigned, (i) Landlord is not in default under the Lease, and (ii) no event has occurred, nor does any condition exist, which with notice or the passage of time would constitute such a default. Tenant is not default under the Lease and no event has occurred which, after lapse of time and/or notice thereof to any person, would constitute a default thereunder.

     e. Landlord has paid its share of all maintenance costs and payments to the Common Areas, as defined in the Lease, and Tenant has no claim, action or lien against Landlord for any such maintenance costs or payments.

     f. There are no allowances presently due or to become due, from Landlord to Tenant, on account of its improvements or otherwise.

     g. No Rent (as defined in the Lease) has been prepaid by more than 30 days beyond the date hereof with respect to the Lease.

     h. Tenant has no knowledge of any assignment, hypothecation or pledge of the Lease or Rent payable under the Lease, other than the pledge thereof by Landlord to The Bank of New York, as Trustee, which pledge will be released concurrently with the sale of the Property and other than the pledge thereof by Tenant to Fleet Bank, N.A. and IBJ Schroder Bank and Trust Company, as trustee.

     i. No portion of the Property has been sublet and Tenant is the only occupant of the Property, except retail store subleases between Tenant and third persons.

     j. Tenant has not received any written notice of any pending or threatened condemnation action with respect to all or any portion of the Property, and to the best of Tenant's knowledge, there are no existing condemnation or other legal proceedings affecting the Property by any governmental authority having jurisdiction over or affecting all or any part of the Property.

     k. No permission, consent or approval by any third party or, to the best of Tenant's knowledge, any governmental authority is required to be obtained by Tenant in order for Seller to consummate the transactions contemplated hereby, except the consent or approval of the New Jersey Casino Control Commission which may be required to be obtained by Tenant and/or Purchaser.

     l. There are no actions, suits or proceedings pending or, to the best of Tenant's knowledge, threatened affecting the Property or any portion thereof.

     m. Tenant has not received written notice that the Property is in violation of any Environmental Laws (as defined in the Purchase Agreement). Tenant has no knowledge of the release of Hazardous Substance (as defined in the Purchase Agreement) on or from the Property or to the Property from any adjacent property, or any potential or known liability which has resulted in or may result in a lien on the Property or which is or may result in a violation of any Environmental Laws. Tenant has not received written notice of a threatened or pending Regulatory Action (as defined in the Purchase Agreement) and has not received any notification that it is or may be potentially responsible or liable for clean-up, testing or other remedial activities at any site including, without limitation, the Property.

     n. Tenant hereby acknowledges that Landlord and Purchaser may rely on the matters herein set forth, and hereafter, Tenant may be estopped from denying the veracity or accuracy of the matters herein set forth.

     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first set forth above.


                              ATLANTIC CITY SHOWBOAT, INC.


                              By:  /S/ HERBERT R. WOLFE
                                    Herbert R. Wolfe
                                    President

STATE OF NEW JERSEY :
                    : SS
COUNTY OF ATLANTIC  :

     BE IT REMEMBERED, that on this 27TH day of January, 1998, before me, the subscriber, a Notary Public of New Jersey (State), personally appeared Herbert R. Wolfe, President of Atlantic City Showboat, Inc., who, I am satisfied, is the person who signed, sealed and delivered the same as such officer aforesaid, and that the within instrument is the voluntary act and deed of such corporation.


                                /S/ DENISE L. PERRONE